                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Payment Data Systems, Inc.
                (Name of Registrant as Specified in its Charter)
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |x| No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid:
     2.   Form, Schedule or Registration Statement No.:
     3.   Filing Party:
     4.   Date Filed:


                                       1.

                           PAYMENT DATA SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 22, 2004

The annual meeting of stockholders of Payment Data Systems, Inc. (the "Company") will be held at the principal offices of the Company located at 12500 San Pedro, Suite 120, San Antonio, Texas, 78216, on Tuesday, June 22, 2004, at 10:00 a.m., Central Time, (the "Annual Meeting") for the following purposes:

     1. To elect one director to serve until the 2007 annual meeting of stockholders.

     2.   To approve an amendment to the 1999 Comprehensive Employee Stock Plan.

     3.   To approve an amendment to the 1999 Non-Employee Director Plan.

     4.   To ratify the appointment of the independent auditors of the Company.

     5.   To transact any other business that properly comes before the meeting.

Stockholders of record at the close of business on April 23, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof (the "Record Date").

If you cannot attend the Annual Meeting in person, please sign and date the accompanying Proxy and return it promptly to the Company. This way, your shares will be voted as you direct even if you can't attend the meeting.

MICHAEL R. LONG
Chief Executive Officer



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROVIDE YOUR PROXY BY COMPLETING, SIGNING, DATING, AND PROMPTLY MAILING THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.



                                       2.

                               GENERAL INFORMATION

Q.   WHO IS SOLICITING MY PROXY?

A.   The Board of Directors of Payment Data Systems, Inc.

Q.   WHERE AND WHEN IS THE ANNUAL MEETING?

A. 10:00 a.m., Central Time, Tuesday, June 22, 2004, at the principal offices of the Company located at 12500 San Pedro, Suite 120, San Antonio, Texas, 78216.

Q.   WHAT AM I VOTING ON?

A. Management of the Company is seeking the authorization of the stockholders to elect one Director to the Board of Directors of the Company, approve an amendment to the 1999 Comprehensive Employee Stock Plan to increase the number of shares of Common Stock available under that plan to 10,000,000, approve an amendment to the 1999 Non-Employee Director Plan to increase the number of shares of Common Stock available under that plan to 1,500,000 and ratify the appointment of the Company's independent auditors.

Q.   WHAT SHOULD STOCKHOLDERS DO NOW?

A. Stockholders should mail their signed and dated proxy card in the enclosed envelope, as soon as possible, so that their shares will be represented at the Annual Meeting.

Q.   CAN STOCKHOLDERS CHANGE THEIR VOTE AFTER THEY HAVE MAILED A SIGNED PROXY
     CARD?

A. Yes. Stockholders can change their vote in one of three ways at any time before their proxies are used. First, stockholders can revoke their proxies by written notice. Second, stockholders can complete new, later-dated proxy cards. Third, stockholders can attend the stockholders' meeting and vote in person.

Q.   WHOM SHOULD STOCKHOLDERS CALL WITH QUESTIONS?

     Stockholders who have questions about the materials in this Proxy Statement should call Michael R. Long, the Company's Chief Executive Officer, at
     (210) 249-4040.


                                       3.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include: (1) concentration of the Company's assets into one industry segment; (2) the nature of the Company's business (as defined herein); (3) the impact of changing economic conditions; (4) the actions of competitors, including pricing and new product introductions; and (5) those specific risks that are discussed in the cautionary statements accompanying the forward-looking statements in this Proxy Statement and in the Risk Factors detailed in the Company's previous filings with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, stockholders are urged to read carefully all cautionary statements contained in this Proxy Statement and in those other filings with the Securities and Exchange Commission.


                                       4.

                           PAYMENT DATA SYSTEMS, INC.
                          PROXY STATEMENT INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2004 (THE "ANNUAL MEETING") OR ANY ADJOURNMENT THEREOF. This Proxy Statement, the Notice of the Annual Meeting and the accompanying Proxy are being mailed to stockholders on or about May 3, 2004.

The Company's principal executive offices are located at 12500 San Pedro, Suite 120, San Antonio, Texas, 78216.

As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of the Company's Common Stock held by him or her at the close of business on the Record Date. A majority of the issued and outstanding Common Stock present in person or by proxy at the Annual Meeting, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, there were 21,495,181 shares of Common Stock issued and outstanding. The nominee for Director will be approved by a plurality of the votes cast at the Annual Meeting. All other matters subject to a vote of stockholders at the Annual Meeting shall be approved upon receiving the vote of 10 percent of the quorum at the Annual Meeting entitled to vote on that matter. If you sign, date, and return your proxy but do not mark your voting preference, the individuals named as proxies herein will vote your Common Stock FOR (1) the election of the nominee for Director, (2) the approval of the amendment to the 1999 Employee Comprehensive Stock Plan, (3) the approval of the amendment to the 1999 Non-Employee Director Plan, (4) the ratification of Akin, Doherty, Klein & Feuge, P.C. as the independent auditors of the Company for the year ending December 31, 2004, as applicable.

The purpose of the Annual Meeting is to (a) elect one individual to serve as a Class I Director of the Board of Directors whose term will expire at the 2007 Annual Meeting of the Stockholders of the Company, (b) approve an amendment to the 1999 Comprehensive Employee Stock Plan, as amended, to increase the number of shares of Common Stock available under that plan to 10,000,000, (c) approve an amendment to the 1999 Non-Employee Director Plan, as amended, to increase the number of shares of Common Stock available under that plan to 1,500,000, and (d) ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. as the independent auditors of the Company for the year ending December 31, 2004. The Company is not aware at this time of any other matters that will come before the Annual Meeting.

All shares of Common Stock represented by properly executed Proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given therein or as otherwise specifically indicated herein. A stockholder may revoke any such Proxy at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his or her Proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the Proxy.

                                VOTING SECURITIES

SECURITIES OUTSTANDING

On the Record Date there were 21,495,181 shares of the Common Stock of the Company issued, outstanding and entitled to vote at the Annual Meeting. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders. Cumulative voting is prohibited.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our Common Stock as of April 5, 2004 by each stockholder known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each current director, (iii) each of the executive officers named in


                                       5.

the Summary Compensation Table who were serving as executive officers at the end of the 2003 fiscal year and (iv) all of our directors and current executive officers as a group:


                                   AMOUNT AND NATURE OF
NAME                               BENEFICIAL OWNERSHIP     PERCENT OF CLASS (1)
--------------------              ----------------------    --------------------
5% STOCKHOLDERS
CheckFree Investment Corporation          3,168,242(2)             14.8%
   2920 Green Valley Road
   Building 3, Suite 321-19
   Henderson, NV  89014

NAMED EXECUTIVE OFFICERS AND DIRECTORS
Michael R. Long                           1,490,001(3)              6.9%
Louis A. Hoch                             1,468,034(4)              6.8%
Peter G. Kirby                              118,600(5)              0.6%
All executive officers and
directors as a group (3 people)           3,076,635(6)             14.3%


(1) Based on a total of 21,445,181 shares of Common Stock issued and outstanding on April 5, 2004.

(2) Based on a Schedule 13(g)/A filed on February 2, 2003, the most recent date for which information is available.

(3) Includes 898,334 shares that Mr. Long has the right to acquire upon the exercise of stock options.

(4) Includes 765,000 shares that Mr. Hoch has the right to acquire upon the exercise of stock options.

(5) Includes 118,000 shares that Mr. Kirby has the right to acquire upon the exercise of stock options.

(6) The address of all individual directors and executive officers is c/o Payment Data Systems, Inc., 12500 San Pedro, Suite 120, San Antonio, Texas 78216.

                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

As established by the Company's Bylaws, the Directors are divided into three classes serving staggered three-year terms. As of April 23, 2004, Michael R. Long, Louis A. Hoch and Peter G. Kirby are the only members of the Board of Directors of the Company. Terri A. Hunter resigned her position on the Board of Directors in August 2003, in connection with her resignation as Executive Vice President and Chief Financial Officer of the Company. Michael R. Long is the only nominee for election to the Board of Directors of the Company. Mr. Long 's term on the Board of Directors, if elected thereto, will expire on the 2007 Annual Meeting of the Stockholders of the Company.

The individuals named as proxies will vote the enclosed Proxy FOR the election of the nominee unless you direct them to withhold your vote. If the nominee becomes unable to serve as a Director before the Annual Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or may reduce the number of members of the Board.

Below are the names and ages of the Directors and the nominee for Director, the years they became Directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.


                                       6.

CLASS I DIRECTOR NOMINEE FOR ELECTION TO A THREE-YEAR TERM ENDING WITH THE 2007 ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY

MICHAEL R. LONG. Age 59. Mr. Long has been our Chief Executive Officer, Chairman of the Board and Director since July 1998. In addition, Mr. Long has been our Chief Financial Officer since September 2003. Mr. Long has more than thirty years of senior executive management and systems development experience in six publicly traded companies, as well as operating a systems consulting business. Before assuming the top position at Payment Data Systems, Mr. Long was Vice President of Information Technology at Billing Concepts, Inc., the largest third party billing clearinghouse for the telecommunications industry. Mr. Long's career experience also includes financial services industry business development for Anderson Consulting and several executive positions in publicly traded telecommunications and financial services companies.

CLASS III DIRECTORS WITH A THREE-YEAR TERM ENDING WITH THE 2005 ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY

PETER G. KIRBY, PH.D. SPHR CM. Age 64. Mr. Kirby has been our Director since June 2001. Mr. Kirby distinguished himself in professional and community activities in a career that spans thirty-five years. He is an accomplished public speaker and has provided consulting services to Fortune 100 firms. Mr. Kirby has published numerous works in the fields of management, decision-making and human resources. He has been a director on many university advisory councils and boards and has served on many charitable committees and foundations. Mr. Kirby is currently a tenured professor of Management at Our Lady of the Lake University in San Antonio, Texas, where he has taught for the past fourteen years.

CLASS II DIRECTOR WITH A THREE-YEAR TERM ENDING WITH THE 2006 ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY

LOUIS A. HOCH. Age 38. Mr. Hoch has been our President, Chief Operating Officer, and Director since July 1998. Mr. Hoch has more than fourteen years of management experience in large systems development; earning him national recognition as an expert in call centers, voice-systems and computer telephony integration. Mr. Hoch has held various key management positions with U.S. Long Distance, Billing Concepts, Inc. and Anderson Consulting. Mr. Hoch holds a BBA in Computer Information Systems and an MBA in International Business Management, both from Our Lady of the Lake University Business School. In 2000 and 2001, he served as a board member of Office e-procure, which provides branded office supply e-commerce sites for businesses.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors of the Company recommends a vote FOR the nominee for election to the Board of Directors.

                            COMPENSATION OF DIRECTORS

Mr. Long and Mr. Hoch receive no compensation for serving on the Board of Directors of the Company due to their status as officers of the Company.

In 2003, we did not pay any cash compensation to our independent Directors for their services on our Board of Directors. However, on December 30, 2003, we granted options to purchase 175,000 shares of our Common Stock at an exercise price of $0.14 per share to our independent director, Peter G. Kirby, as compensation for his service as a Director.

              PROCEEDINGS WITH DIRECTORS, OFFICERS, AND AFFILIATES

Beginning in December 2000, the Company pledged certain funds held as money market funds and certificates of deposit to collateralize certain margin loans of four executive officers of the Company (only two of which are currently employed by the Company). These funds were classified as Cash pledged as collateral for related party obligations on the Company's balance sheet at December 31, 2002. The margin loans were from institutional lenders and were secured by shares of the Company's common stock held by these officers. The Company's purpose in


                                       7.

collateralizing the margin loans was to prevent the sale of the Company's common stock held by these officers while the Company was pursuing efforts to raise additional capital through private equity placements. The sale of the Company's common stock could have hindered the Company's ability to raise capital in such a manner and compromised the Company's continuing efforts to secure additional financing. The total balance of the margin loans guaranteed by the Company was approximately $1.3 million at December 31, 2002. The Company believed it had the unrestricted legal right to use the pledged funds for its operations, if necessary, based on (i) its interpretation of the loan guarantee agreements,
(ii) the market price of the Company's stock at the time of the pledge, and
(iii) assurances the Company received from one of the institutional lenders that funds would be made available if needed. During the fourth quarter of 2002, the Company sought partial release of the funds for operating purposes, which was denied by the institutional lender, based upon their interpretation of the loan guarantee agreements. In light of this action, the Company recognized a loss on the guarantees of $1,278,138 in the fourth quarter of 2002 and recorded a corresponding payable under related party guarantees on the Company's balance sheet at December 31, 2002. During the quarter ended March 31, 2003, the lenders applied the pledged funds to satisfy the outstanding balances of the loans. The total balance of the margin loans guaranteed by the Company was zero at December 31, 2003. The Company may institute litigation or arbitration concerning these matters, which may result in the assertion of claims by these officers under their employee agreements. The ultimate outcome of this matter cannot presently be determined.

On July 25, 2003, certain stockholders of the Company (such stockholders being Mike Procacci, Jr., Mark and Stefanie McMahon, Anthony and Lois Tedeschi, Donna and James Knoll, John E. Hamilton, III, William T. Hagan, Samuel A. Fruscione, Dana Fruscione-Penzone, Gia Fruscione, Alicia Fruscione, Joseph Fruscione, Robert Evans, John Arangio, Gary and JoAnne Gardner, Lee and Margaret Getson, G. Harry Bonham, Jr., Gary Brewer, Bob Lastowski, Robert Filipe, Mitchell D. Hovendick, Dr. John Diephold, Joseph Maressa, Jr., and Charles Brennan (collectively, the "Plaintiffs")) commenced legal action against the Company, Ernst & Young, LLP and certain of the Company's current and former directors (such directors being Louis A. Hoch, Michael R. Long, David S. Jones, Roger Hemminghaus, E. Scott Crist, Peter Kirby, Richard Bergman, and Terri A. Hunter (the "Defendant Directors")) in the District Court of the 45th Judicial District, Bexar County, Texas (the "Suit"). The Plaintiffs allege, as the Suit pertains to the Company, that the Company, acting through the Defendant Directors, misstated in the Company's 2000 and 2001 Form 10-Ks the Company's ability to use for operational purposes the funds pledged as security for margin loans of certain officers of the Company, as discussed above. The Plaintiffs seek economic and exemplary damages, rescission, interest, attorneys' fees and costs of court.

The Company believes the Suit to be without merit, and intends to vigorously defend itself and the Defendant Directors.

                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

THE AUDIT COMMITTEE

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, is currently comprised of our only independent director, Mr. Kirby, and it operates under a written charter adopted by the Board of Directors. Mr. Kirby meets the independence standards for independent directors under the rules of the Nasdaq Stock Market published in the Nasdaq Marketplace Rules. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As set forth in more detail in its charter, the Audit Committee's purpose is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Akin, Doherty, Klein & Feuge, P.C., the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.


                                       8.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

In overseeing the preparation of the Company's financial statements, the Audit Committee has had access to the Company's management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has met with the Company's independent auditors with regard to the audited financial statements of the Company for the year ended December 31, 2003. For the year ended December 31, 2003, the Audit Committee did receive the independent auditor's letter and written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

For the year ended December 31, 2003, the only member of the Audit Committee was Mr. Kirby. The Audit Committee met one time in relation to the year ended December 31, 2003. The Company does not have an audit committee financial expert serving on its Audit Committee because the Company has been unable to replace the independent director serving as the audit committee financial expert after his resignation during 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

GENERAL. The Company's Board of Directors has established a Compensation Committee with authority to set all forms of compensation of the Company's executive officers, including the grant of stock options and restricted shares. Mr. Kirby is the sole member of the Compensation Committee.

COMPENSATION PHILOSOPHY. The Board of Director 's compensation philosophy is to reward executive officers for the achievement of short and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow the Company to attract, motivate, and retain talented executive officers that contribute to the long-term success of the Company. The compensation of the Chief Executive Officer and other executive officers of the Company is comprised of cash compensation and long-term incentive compensation in the form of base salary and stock options.

TOTAL COMPENSATION FOR EXECUTIVES. For 2003, the Company's total compensation for executive officers consisted


                                       9.

of base salary and stock options. In setting 2003 compensation, the Compensation Committee considered the specific factors discussed below:

     BASE SALARY. In setting the executive officers base salaries, the Compensation Committee considers the performance of the executive officers' respective business units, as well as individual performance. Base salaries are targeted to approximate the average base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Compensation Committee considers the executive's level of responsibility, prior experience, overall knowledge, contribution to business results, executive pay for similar positions in other companies, and executive pay within the Company.

     OPTION PLANS. In addition to the foregoing, executive officers of the Company may be compensated through awards of options to purchase Common Stock of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Long's annual base salary for 2003 was $190,000. He received a total stock option award of 400,000 options granted on December 30, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2003, Mr. Kirby was the only member of the Compensation Committee. To carry out its responsibilities, the Compensation Committee met one time during 2003.

THE NOMINATING COMMITTEE

The Company considers recommendations for Director candidates from its Directors, officers, employees, shareholders, customers, and vendors. The Board of Directors selects the Director candidates slated for election. The Company does not have a Nominating Committee in light of resource allocations made by the Board of Directors in its business judgment.

THE ENTIRE BOARD

During 2003, the entire Board of Directors of the Company met two times for regular and Annual meetings. During this period, each Director attended all meetings of the Board of Directors and any committee on which he or she served. In all other instances in 2003, the Board of Directors acted by unanimous written consent.

                                   PROPOSAL 2
       APPROVAL OF AMENDMENT TO THE 1999 COMPREHENSIVE EMPLOYEE STOCK PLAN

GENERAL

The Board of Directors proposes to increase the number of shares of Common Stock available under the 1999 Employee Comprehensive Stock Plan (the "Comprehensive Plan")by 5,000,000 for a total of 10,000,000 shares. The material features of the Comprehensive Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Comprehensive Plan, which is attached as ANNEX A to this Proxy Statement.

The purpose of the Comprehensive Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent officers and employees, upon whose efforts and judgment the success of the Company (including its subsidiaries) is largely dependent. In furtherance of this purpose, the Comprehensive Plan authorizes the granting of incentive and non-qualified stock options ("Comprehensive Options") to purchase common stock to qualifying officers, employees and consultants of the Company (the "Participants"). In addition, the Comprehensive Plan authorizes the issuance of restricted Common Stock ("Restricted Shares") to Participants. Currently, a total of 5,000,000 shares of Common Stock are reserved for issuance upon the exercise of Comprehensive Options. However, the Board of Directors proposes to amend the Comprehensive Plan to increase the number of shares available to 10,000,000 shares so that the Company can


                                      10.

continue to use the Comprehensive Plan to attract and retain Participants. Information about the number of shares of Common Stock authorized for issuance under the Comprehensive Plan as of December 31, 2003, is as follows:

                                                                  Weighted-average      Number of securities
                                   Number of securities to be      exercise price      remaining available for
                                    issued upon exercise of        of outstanding       future issuance under
                                      outstanding options             options            Comprehensive Plan
                                   --------------------------     -----------------    -----------------------
Comprehensive Plan approved
by shareholders                             4,018,767                  $ 0.63                  704,233

TERMS AND CONDITIONS

The Comprehensive Plan provides that the Company's Board of Directors shall appoint a committee of two or more directors appointed to administer the Comprehensive Plan. The committee may, at any time during the term of the Comprehensive Plan, grant any Participant an option exercisable for such number of shares of Common Stock as it shall deem to be in the best interest of the Company and which will serve to further the purposes of the Comprehensive Plan. No Participant shall receive any grant of options under the Comprehensive Plan exercisable for more than 500,000 shares of Common Stock during one fiscal year of the Company. Options granted to Participants under the Comprehensive Plan will vest according to the vesting schedule provided in the applicable option agreement executed between the Company and the employee.

Under the Comprehensive Plan, options must be granted at an exercise price per share that is no less than the fair market value of the Common Stock at the date of grant. The exercise price of an option may be paid in cash, certified or cashier's check, money order, or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price (to the extent such shares have been owned by the optionee for at least six months and only if permitted by the applicable option agreement), or by delivery of a combination of such methods.

The options are not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the Comprehensive option is exercisable only by him, his guardian or legal representative.

The expiration date of each option shall be fixed by the Committee, but such expiration date shall not exceed 10 years from the date of the grant.The Comprehensive Plan will automatically terminate on January 4, 2009, and any option outstanding on such date will remain outstanding until it has either expired or been exercised. The Board may terminate, amend or suspend the Comprehensive Plan from time to time as the Board deems advisable.

RESTRICTED STOCK

The committee, in its sole discretion, may make awards of restricted stock to selected Participants, which awards shall be evidenced by an award agreement that contains such terms and conditions, including vesting, as the committee may determine. As a condition to any award of restricted stock, the committee may require a Participant to pay to the Company the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law. Any award of restricted stock for which such requirement is established shall automatically expire if not purchased in accordance with the committee's requirements within sixty (60) days after the date of grant.

Subject to the terms and conditions of the respective award agreement, the Participant, as the owner of the Common Stock issued as restricted stock and any retained distributions with respect thereto, shall have the rights of a stockholder, including, but not limited to, voting rights as to such Common Stock and the right to receive cash dividends or distributions thereon when, as and if paid.

Within the limits set forth in the Comprehensive Plan, an award of restricted stock may be subject to such vesting requirements as may be fixed by the committee. Vesting may be accelerated by a change of control. Vesting may also be accelerated upon death, permanent disability or retirement.


                                      11.

Restricted stock and any retained distributions with respect thereto may not be sold, assigned, transferred, pledged, or otherwise encumbered during the restricted period, which shall be determined by the committee and shall not be more than two years from the date such restricted stock was awarded. The committee may, at any time, reduce the restricted period with respect to any outstanding shares of restricted stock and any retained distributions with respect thereto awarded under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences summarized below are based upon current tax laws and thus are subject to change. Moreover, this summary is not intended to be a complete description of all federal, state and local tax consequences of the Comprehensive Plan.

The Comprehensive Plan permits Participants to receive grants of non-qualified stock options and qualified stock options. The Company has been advised that under the Internal Revenue Code, an optionee will not recognize any income for federal income tax purposes at the time a stock option is granted, nor will the Company be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price of such shares. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee upon exercise of a stock option.

The Board of Directors believes that the Comprehensive Plan assists in attracting and retaining qualified employees and officers and has the effect of more significantly aligning the interests of the officers and directors with the Company's stockholders. The Board of Directors believes that increasing the number of shares under the Comprehensive Plan to 10,000,000 will permit the Company to continue utilizing the benefits of the Comprehensive Plan.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors of the Company recommends a vote FOR the approval of the amendment to the Comprehensive Plan.

                                   PROPOSAL 3
          APPROVAL OF AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR PLAN

GENERAL

The Board of Directors proposes to increase the number of shares of Common Stock available under the 1999 Non-Employee Director Plan (the "Non-Employee Director Plan") by 700,000, for a total of 1,500,000 shares. The material features of the Non-Employee Director Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Non-Employee Director Plan, which is attached as ANNEX B to this Proxy Statement.

The purpose of the Non-Employee Director Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent non-employee directors, upon whose efforts and judgment the success of the Company (including its subsidiaries) is largely dependent. In furtherance of this purpose, the Non-Employee Director Plan authorizes the granting of non-qualified stock options to purchase Common Stock to such directors. Currently, a total of 800,000 shares of Common Stock are authorized for issuance upon the exercise of the options. However, the Board of Directors proposes to amend the Non-Employee Director Plan to increase the number of shares available to 1,500,000 shares so that the Company can continue to use the Non-Employee Director Plan to attract and retain non-employee directors. Information about the number of shares of Common Stock authorized for issuance under the Non-Employee Director Plan as of December 31, 2003, is as follows:


                                      12.

                                                                                        Number of securities
                                                                  Weighted-average     remaining available for
                                   Number of securities to be      exercise price       future issuance under
                                    issued upon exercise of        of outstanding           Non-Employee
                                      outstanding options              options              Director Plan
                                   --------------------------     ----------------     -----------------------
Non-Employee Director Plan
approved by shareholders                     533,003                   $ 1.88                  266,997

TERMS AND CONDITIONS

Under the Non-Employee Director Plan, options must be granted at an exercise price per share that is no less than the fair market value of the Common Stock at the date of grant. The exercise price of an option may be paid in cash, certified or cashier's check, money order, or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price (to the extent such shares have been owned by the optionee for at least six months and only if permitted by the applicable option agreement), or by delivery of a combination of such methods. The options are excisable only by the optionee or the optionee's legal representative and are not assignable or transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

The expiration date of each option shall not exceed ten (10) years from the date of the grant. The Non-Employee Director Plan will automatically terminate on July 10, 2009, and any option outstanding on such date will remain outstanding until it has either expired or been exercised.

The Board of Directors believes that the Non-Employee Director Plan assists in attracting and retaining qualified non-employee directors and has the effect of more significantly aligning the interests of the non-employee directors with the Company's stockholders. The Board of Directors believes that increasing the number of shares under the Non-Employee Director Plan to 1,500,000 will permit the Company to continue utilizing the benefits of the Non-Employee Director Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company recommends a vote FOR the approval of the amendment to the Non-Employee Director Plan.

                                   PROPOSAL 4
   RATIFICATION OF AKIN, DOHERTY, KLEIN & FEUGE, P.C. AS INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, appointed Akin, Doherty, Klein & Feuge, P.C. as independent auditors to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2004 and to render other professional services as required.

The Company is submitting the appointment of Akin, Doherty, Klein & Feuge, P.C. to stockholders to obtain your ratification. Representatives of Akin, Doherty, Klein & Feuge, P.C. will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company believes that ratification of Akin, Doherty, Klein & Feuge, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2004 is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote FOR the ratification of Akin, Doherty, Klein & Feuge, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2004.


                                      13.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting timely filed the required reports in 2003, except that Mr. Kirby filed a Form 4 on January 6, 2004 with respect to a stock option grant occurring on December 30, 2003.

                        DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of all of our directors and executive officers, along with their respective positions, term of office and period such position(s) was held, is as follows:

--------------------------------------------------------------------------------
        NAME                          POSITION HELD                        AGE
--------------------------------------------------------------------------------
Michael R. Long     Chief Executive Officer, Chief Financial Officer,
                    Chairman of the Board and Director                      59
Louis A. Hoch       President and Chief Operating Officer and Director      38
Peter G. Kirby      Director                                                64

BIOGRAPHIES OF OFFICERS AND DIRECTORS

MICHAEL R. LONG.  See biography of Mr. Long on page 7.

LOUIS A. HOCH.  See biography of Mr. Hoch on page 7.

PETER G. KIRBY.  See biography of Mr. Kirby on page 7.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation earned during each of the years ended December 31, 2003, 2002 and 2001 to our Chief Executive Officer and each other executive officer that earned over $100,000 during the year ended December 31, 2003.

                                                -----------------------------------------------------------
                                                      ANNUAL
                                                 COMPENSATION (1)          LONG TERM COMPENSATION
-----------------------------------------------------------------------------------------------------------
                                                                           AWARDS            ALL OTHER
-------------------------------------------------------------------------------------------  ALL OTHER
     NAME AND PRINCIPAL POSITION(S)       YEAR        SALARY       SECURITIES UNDERLYING    COMPENSATION
                                                                        OPTIONS (#)             (2)
-----------------------------------------------------------------------------------------------------------
Michael R. Long.......................... 2003       $190,000             400,000             $11,529
     Chairman, Chief Executive Officer    2002       $190,000             340,000             $11,130
     and Chief Financial Officer          2001       $190,000             325,000             $11,074

Louis A. Hoch............................ 2003       $175,000             425,000                $900
     President and Chief Operating        2002       $175,000             340,000              $1,950
     Officer                              2001       $175,000             250,000              $1,596

Terri A. Hunter.......................... 2003       $152,499                   -                $540
     Executive Vice President and Chief   2002       $145,000             350,000              $1,560
     Financial Officer                    2001       $145,000             150,000              $1,368


                                      14.

(1) Each of the named executives except for Ms. Hunter has entered into employment agreements expiring on July 25, 2004, which provide for annual salary and bonuses at the discretion of the Board of Directors. Ms. Hunter resigned her position as Executive Vice President and Chief Financial Officer effective August 31, 2003. In 2004, each of the named officers is to receive salary compensation as follows: Mr. Long, $190,000; and Mr. Hoch, $175,000.

(2)  Reflects premiums paid for term life insurance coverage.

OPTION GRANTS

The following table provides information regarding the grant of stock options during fiscal year 2003 to the named executive officers pursuant to our Employee Comprehensive Stock Plan.

                    Number of Securities     % of Total Options
                     Underlying Options     Granted to Employees      Exercise Price
        Name               Granted             in Fiscal 2003           ($/Share)           Expiration Date
------------------  --------------------    --------------------      --------------        ---------------
Michael R. Long            400,000                  22.8%                 $ 0.14                12/30/13

Louis A. Hoch              425,000                  24.2%                 $ 0.14                12/30/13

Terri A. Hunter (1)              -                     -                       -                       -

(1)  We did not grant any stock options to Ms. Hunter during fiscal year 2003.

OPTION EXERCISES AND YEAR-END VALUES

The following table provides certain information related to the exercise of options during the year ended December 31, 2003 by the named executive officers and the number and value of options held by the named executive officers at December 31, 2003.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                          -------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              SHARES                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                             ACQUIRED      VALUE     OPTIONS AT FISCAL YEAR-END (#)   FISCAL YEAR-END ($) (1)
--------------------------  ON EXERCISE   REALIZED  -----------------------------------------------------------
           NAME                (#)          ($)      EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
Michael R. Long                 -           $ 0        898,334         400,000          $ 0         $ 8,000

Louis A. Hoch                   -           $ 0        765,000         425,000          $ 0         $ 8,500

(1)  Calculated using the year-end per share price of $0.16.

                             DIRECTORS COMPENSATION

In 2003, we did not pay any cash compensation to our independent directors for their services on our Board of Directors. However, on December 30, 2003, we granted options to purchase 175,000 shares of our Common Stock at an exercise price of $0.14 per share to our independent director, Peter G. Kirby, as compensation for his service as a Director.


                                      15.

EMPLOYMENT CONTRACTS

We have employment agreements with our executive officers. The employment agreements provide for an annual salary, bonuses at the discretion of the Board of Directors and health benefits. In 2004, each of the named officers is to receive salary compensation as follows: Mr. Long, $190,000 and Mr. Hoch, $175,000.

Our agreements with our executive officers provide for change in control protection for each executive. We may terminate any such agreement not later than thirty days after a change of control. In such event, the executive would be entitled to deferred compensation. Deferred compensation is calculated as the greater of (A) the base salary payments the executive would have received had his or her employment continued for the remaining term of the agreement (including yearly increases calculated at the maximum increase for the prior two years); or (B) an amount equal to 2.95 times the highest annual compensation earned by the executive in the past two years.

In addition, the executive would be entitled to all of the benefits otherwise provided in the agreement during a certain period of time defined in the agreement as the greater of the remaining term of the agreement or one year. The executive may also be entitled to an amount equal to the pro rata portion of the bonus compensation for the year in which the executive's employment is terminated determined on the basis of the number of days elapsed in such year prior to such termination. Upon termination of employment, each employee is prohibited from competing with us for a period of two years. The employment agreements were supposed to terminate upon the change of control that occurred on July 25, 2003, but were extended at our option for a period of one year. If an extended agreement is not renewed for a period of one year prior to the expiration of that extended agreement on July 25, 2004, such executive officer shall be entitled to the deferred compensation as provided above.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

A stockholder may recommend a nominee to become a Director of the Company by giving Michael R. Long, the Chief Executive Officer of the Company, a written notice mailed to 12500 San Pedro, Suite 120, San Antonio, Texas, 78216 and setting forth certain information, including: (1) the name, age, and business and residence addresses of the person intended to be nominated, (2) a representation that the nominating stockholder is in fact a holder of record of Common Stock of the Company entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified, (3) a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination, (4) any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934, and (5) the nominee's written consent to serve, if elected. Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals.

The Company's 2005 Annual Meeting of Stockholders is currently scheduled for May 2005. Copies of the Company's Bylaws are available upon written request made to Michael R. Long, the Chief Executive Officer of the Company, at 12500 San Pedro, Suite 120, San Antonio, Texas, 78216. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company's Bylaws.

                         INDEPENDENT PUBLIC ACCOUNTANTS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On February 10, 2004, our Board of Directors, upon recommendation of the Audit Committee, dismissed Ernst & Young LLP as our independent accountants and appointed the firm of Akin, Doherty, Klein & Feuge, P.C., a professional corporation, to serve as our independent public accountants for the fiscal year ending December 31, 2003.

Ernst & Young's report on our consolidated financial statements for the fiscal year ended December 31, 2002 contained a qualified opinion as to the uncertainty of our ability to continue as a going concern.


                                      16.

During the years ended December 31, 2002 and 2001 and through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K. Ernst & Young's letter confirming this to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K is incorporated herein by reference to Exhibit 16.1 to the Company's 2003 Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

During the years ended December 31, 2002 and 2001 and through February 10, 2004, we did not consult with Akin Doherty with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


FEES PAID TO THE INDEPENDENT ACCOUNTANTS

The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our principal accountant for the fiscal years ended December 31, 2003 and 2002 included in our Form 10-K, are set forth in the table below. These amounts include approximately $35,800 and $100,820 of fees billed to us by Ernst & Young LLP, our former independent auditor, for 2003 and 2002, respectively, related to audit and non-audit services.

                                         2003                2002
                                    -------------       -------------
          Audit fees                 $     48,800        $     88,320
          Audit-related fees                    -               4,000
          Tax fees                          7,000               8,500
                                    -------------       -------------

          Total fees                 $     55,800        $    100,820
                                    =============       =============

For purposes of the preceding table, the professional fees are classified as follows:

     o Audit Fees--These are fees for professional services billed for the audit of the consolidated financial statements included in our Form 10-K filings, the review of consolidated financial statements included in our Form 10-Q filings, comfort letters, consents and assistance with and review of documents filed with the SEC. The fees in the 2003 column include amounts billed to us through the date of this Proxy Statement for the year ended December 31, 2003 and the fees in the 2002 column include amounts billed to us through the date of this Proxy Statement for the years ended December 31, 2002.

     o Audit-Related Fees--These are fees for assurance and related services that traditionally are performed by our independent accountant. More specifically, in 2002 these professional services were provided in connection with the review and evaluation of financial information systems and related controls for purposes of obtaining a SAS 70 certification.

     o Tax Fees--These are fees for professional services rendered by our independent accountant for tax compliance, tax planning and tax advice. Tax compliance involves preparation of original and amended tax returns. Tax planning and tax advice encompass a diverse range of subjects, including assistance with tax audits and appeals, tax advice related to dispositions, and requests for rulings or technical advice from taxing authorities.

All of the services performed by our independent accountant described above were approved in advance by our Audit Committee.


                                      17.

                              FINANCIAL STATEMENTS

The Company's audited financial statements for the fiscal year ended December 31, 2003 and Management's Discussion and Analysis of Financial Condition and Results of Operations are incorporated herein by reference to the Company's 2003 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which is being mailed to stockholders with this Proxy Statement.

                            PROPOSALS BY STOCKHOLDERS

In accordance with rules established by the Securities Exchange Commission, any stockholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement and form of proxy for next year's Annual Meeting must be received by the Company no later than December 31, 2004. Proposals should be submitted to Michael R. Long, the Company's Chief Executive Officer, at 12500 San Pedro, Suite 120, San Antonio, Texas 78216. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the Securities Exchange Commission and must be a proper subject for stockholder action under Nevada law. No shareholder proposals will be considered for the 2005 Annual Meeting after December 31, 2004.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business that will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders. If other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                  SOLICITATION

The cost of soliciting Proxies in the accompanying form will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefore in addition to their regular salaries) may be used to solicit Proxies personally and by telephone or fax. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy materials to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO MR. MICHAEL R. LONG, CHIEF EXECUTIVE OFFICER, PAYMENT DATA SYSTEMS, INC., 12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS 78216. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF THE RECORD DATE, HE OR SHE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

Please SIGN and RETURN the enclosed Proxy promptly.

By Order of the Board of Directors:

MICHAEL R. LONG
Chief Executive Officer

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


                                      18.

                                     ANNEX A

                           PAYMENT DATA SYSTEMS, INC.
                              AMENDED AND RESTATED
                     1999 EMPLOYEE COMPREHENSIVE STOCK PLAN

     1. PURPOSE. The purpose of this Amended and Restated 1999 Employee Comprehensive Stock Plan (the "Plan") is to further the success of Payment Data Systems, Inc., formerly billserv.com, Inc., and Billserv, Inc., a Nevada corporation (the "Company"), and certain of its affiliates by making available Common Stock of the Company to certain Employees and Consultants of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as stockholders in the success of the Company. Subject to compliance with the provisions of the Plan and the Code, Incentive Stock Options as authorized by Section 422 of the Code and stock options which do not qualify under Section 422 of the Code are authorized and may be granted under the Plan. Further, the Company may grant Restricted Stock, as defined below.

     2. DEFINITIONS. As used in this Plan the following terms shall have the meanings indicated:

     (a) "Award" means an award of stock options (including Incentive Stock Options) or Restricted Stock, on a stand alone, combination or tandem basis, as described in or granted under this Plan.

     (b) "Award Agreement" means a written agreement setting forth the terms of an Award, in the form prescribed by the Committee.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Cause" shall mean, in the context of the termination of a Participant, as determined by the Board, in the reasonable exercise of its business judgment, the occurrence of one of the following events as they relate
(1) to an Employee: (i) conviction of or a plea of nolo contendere to a charge of a felony (which, through lapse of time or otherwise, is not subject to appeal); (ii) willful refusal without proper legal cause to perform, or gross negligence in performing, Participant's duties and responsibilities; (iii) material breach of fiduciary duty to the Company through the misappropriation of Company funds or property or otherwise; or (iv) the unauthorized absence of Participant from work (other than for sick leave or disability) for a period of thirty working days or more during any period of forty-five working days, and
(2) to a Contractor: (i) conviction of or a plea of nolo contendere to a charge of a felony (which, through lapse of time or otherwise, is not subject to appeal), (ii) serious misconduct in connection with performance of his services to the Company, a Parent, or any Subsidiary, or (iii) a material breach of any contractual agreement or other arrangement between the Contractor and the Company, its Parent, or any Subsidiary; provided, further, within one year following a Change of Control, "Cause," with respect to an Employee, shall be limited to the conviction of or a plea of nolo contendere to the charge of a felony (which, through lapse of time or otherwise, is not subject to an appeal), or a material breach of fiduciary duty to the Company through the misappropriation of Company funds or property or otherwise.

     (e) "Change of Control" shall be deemed to have occurred if (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing more than 40% of the combined voting power of the Company's then outstanding voting securities, or (ii) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the Board shall cease to consist of "continuing directors" (meaning directors of the Company who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two thirds of the directors then still in office who were directors prior to such transaction), or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 40% of the total voting power represented by the voting securities of the Company or such surviving


                                      19.

entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement of sale or disposition by the Company of all or substantially all of the Company's assets.

     (f)  "Code" means the Internal Revenue Code of 1986, as amended.

     (g)  "Committee" means the Committee administering the Plan described in
Section 3 hereof.

     (h) "Common Stock" means the Company's common stock, par value $.001 per share.

     (i) "Consultant" means any person, except an Employee, engaged by the Company or a Parent or any Subsidiary of the Company to render personal services to such entity. The term "Consultant" as used in this Plan is limited to persons eligible to receive Common Stock from the Company or a Parent or any Subsidiary of the Company registered under Form S-8 of the Securities and Exchange Commission. As provided in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time, or other applicable law, Consultants must be natural persons who provide bona fide services to the Company, which services may not be in connection with the offer or sale of securities in a capital-raising transaction or directly or indirectly related to promoting or maintaining a market for the Company's securities.

     (j) "Continuous Status as a Participant" means (1) for an Employee, that the employment relationship with the Company or a Parent, or any Subsidiary of the Company has not been terminated or interrupted, and (2) for a Consultant, the absence of any interruption, expiration, or termination of such person's consulting or advisory relationship with the Company or a Parent or any Subsidiary of the Company or the occurrence of any termination event as set forth in such person's Award Agreement.

     (k) "Date of Grant" means the date on which an Award is granted under an Award Agreement executed by the Company and a Participant pursuant to the Plan.

     (l) "Disinterested Person" means a "disinterested person" as such term is defined in Rule 16b-3 promulgated under the Exchange Act or any successor provision.

     (m)  "Effective Date" means the effective date of this Plan specified in
Section 14 hereof.

     (n) "Employee" means any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or a Parent or any Subsidiary of the Company. A person is on the payroll if he is paid from the payroll department of the Company or a Parent or any Subsidiary of the Company. Persons providing services to the Company or a Parent or any Subsidiary of the Company pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company or a Parent or any Subsidiary of the Company to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services to the Company or a Parent or any Subsidiary of the Company are not Employees for purposes of the Plan, whether or not such persons are, or may be, reclassified by the courts, the Internal Revenue Service, the U.S. Department of Labor, or other person or entity as common law employees of the Company or a Parent or any Subsidiary of the Company, either solely or jointly with another person or entity.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

     (p) "Good Reason" shall mean the occurrence of any of the following events: (a) removal from the principal office held by the Employee on the date of the most recent Award, or a material reduction in the Employee's authority or responsibility, including, without limitation, involuntary removal from the Board, but not including termination of the Employee for Cause; or (b) the Company otherwise commits a material breach of this Plan or the Employee's employment agreement or the Contractor's service agreement, if applicable; provided, however, that within one year following a Change of Control, "Good Reason" shall mean (i) removal from the


                                      20.

principal office held by the Employee on the date of the most recent Award, (ii) a material reduction in the Employee's authority or responsibility, including, without limitation, involuntary removal from the Board, but not including termination of the Employee for Cause; (iii) relocation of the Company's headquarters from the San Antonio, Texas metropolitan area, (iv) a material reduction of Employee's compensation, or (v) the Company otherwise commits a material breach of this Plan or the Employee's employment agreement or the Contractor's service agreement, if applicable.

     (q) "Incentive Stock Option" means an option qualifying under Section 422 of the Code.

     (r)  "Parent" means a parent corporation of the Company as defined in
Section 424(e) of the Code.

     (s) "Participants" means Employees or Consultants of the Company, its Subsidiaries and its Parent (including those directors of the Company who are also employees of the Company, its Parent or one or more of its Subsidiaries).

     (t) "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, which period shall not be more than two years from the Date of Grant.

     (u) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to an Award that remain subject to the Restricted Period.

     (v) "Retained Distributions" shall mean any securities or other property (other than cash dividends) distributed by the Company or otherwise received by the holder in respect of Restricted Stock during any Restricted Period.

     (w) "Retirement" shall mean retirement of an Employee from the employ of the Company, its Parent, or its Subsidiaries, as the case may be, in accordance with the then existing employment policies of any such employer.

     (x) "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

     3. ADMINISTRATION OF THE PLAN. The Board shall appoint a committee (the "Committee") comprised of two or more directors to administer the Plan. Only directors who are Disinterested Persons shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board, which shall review and ratify or approve those actions that are by law required to be so reviewed and ratified or approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to make determinations with respect to the participation of Participants in this Plan, to prescribe the form of Award Agreements embodying Awards made under the Plan, and, except as otherwise required by law or this Plan, to set the size and terms of Awards (which need not be identical or consistent with respect to each Participant) including vesting schedules, price, whether stock options granted hereunder shall constitute an Incentive Stock Option, restriction or option period, post-retirement and termination rights, payment alternatives such as cash, stock or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate. Except as otherwise required by this Plan, the Committee shall have authority to interpret and construe the provisions of this Plan and the Award Agreements, to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner the Committee deems advisable for the administration of the Plan and make determinations pursuant to any Plan provision or Award Agreement, which shall be final and binding on all persons. The Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     4. COMMON STOCK SUBJECT TO PROVISIONS OF THIS PLAN. Upon approval of this Plan by the directors and shareholders of the Company, the total number of shares to be subject to options under this Plan shall be 10,000,000 of the authorized and unissued Common Stock of the Company. Thereafter, an amount of additional shares to be subject to options shall automatically be available for award under this Plan, such that at no


                                      21.

time shall the total number of shares subject to options under this Plan be less than five percent (5%) of the then issued and outstanding Common Stock of the Company. In all events, the total number of shares shall be subject to appropriate increase or decrease in the event of a stock dividend, split or reclassification of shares subject to this Plan.

     5. ELIGIBILITY. Except as hereinafter provided, Awards may be granted to any Participant as the Committee shall determine from time to time. In determining the Participants to whom Awards shall be granted and the number of shares to be covered by each such Award, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant. A Participant who has been granted an Award under the Plan may be granted an additional Award or Awards under the Plan, in the Committee's sole discretion.

     6. AWARDS UNDER THIS PLAN. The Committee, in its sole discretion, may make Awards of stock options (including Incentive Stock Options and stock options that do not qualify as Incentive Stock Options) as described in Sections 7 and 8 hereof, and of Restrictive Stock, as described in Section 10 hereof.

     7. OPTIONS AUTHORIZED. The options subject to Award under this Plan may be Incentive Stock Options or stock options that do not qualify as Incentive Stock Options (sometimes referred to herein as "nonqualified options" or "nonqualified stock options"). The Committee shall have the full power and authority to (i) determine which options shall be nonqualified stock options and which shall be Incentive Stock Options, (ii) grant only Incentive Stock Options or, alternatively, only nonqualified stock options, and (iii) in its sole discretion, grant to the holder of an outstanding option, in exchange for the surrender and cancellation of such option, a new option having a purchase price lower than that provided in the option so surrendered and canceled and/or containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. Under no circumstances may nonqualified stock options be granted where the exercise of such nonqualified stock options may affect the exercise of Incentive Stock Options granted pursuant to the Plan. In addition to any other limitations set forth herein, (1) no Participant shall receive any grant of options, whether Incentive Stock Options or nonqualified stock options, exercisable for more than five hundred thousand (500,000) shares of Common Stock during any one fiscal year of the Company, and (2) the aggregate fair market value (determined in accordance with Paragraph 8(a) of the Plan as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed one hundred thousand dollars ($100,000.00).

     8. TERMS AND CONDITIONS OF OPTIONS. The grant of an option under the Plan shall be evidenced by an Award Agreement executed by the Company and the applicable Participant and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

     (a) OPTION PRICE. The option exercise price per share with respect to each option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the option. In addition, the option exercise price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the fair market value of the shares subject to the option as determined by the Committee. For the purposes of this Paragraph 8(a), fair market value shall be, where applicable, the closing price of the Common Stock on the Date of Grant of such option as reported on any national securities exchange on which the Common Stock may be listed. If the Common Stock is not listed on a national securities exchange but is publicly traded on the Nasdaq Stock Market's National Market or on another automated quotation system, the fair market value shall be the closing price of the Common Stock on the Date of Grant, or if traded on the Nasdaq Small Cap or Nasdaq Over-The-Counter market, the fair market value shall be the mean between the closing bid and ask prices on any such system or market. If the Common Stock was not traded on the Date of Grant of such option, the nearest preceding date on which there was a trade shall be substituted. Notwithstanding the foregoing, however, fair market value shall be determined consistent with Code Section 422(b)(4) or any successor provisions. The Committee may permit the option exercise price to be payable by transfer to the Company of Common Stock owned by the option holder with a fair market value at the time of the exercise equal to the option exercise price.


                                      22.

     (b) PERIOD OF OPTION. The expiration date of each option shall be fixed by the Committee, but notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten (10) years from the Date of Grant of the option.

     (c) VESTING OF STOCKHOLDER RIGHTS. Neither the optionee nor his successor in interest shall have any of the rights of a stockholder of the Company until the shares relating to the option hereunder are issued by the Company and are properly delivered to such optionee, or successor.

     (d) EXERCISE OF OPTION. Each option shall be exercisable from time to time (but not less than six (6) months after the Date of Grant) over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than one hundred (100) shares unless the remaining shares that have become so purchasable are less than twenty five (25) shares. After the death of the optionee, an option may be exercised as provided in Section 9(c) hereof.

     (e) DISQUALIFYING DISPOSITION. The Award Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to him pursuant to exercise of the option within the two-year period commencing on the day after the Date of Grant of such option or within the one-year period commencing on the day after the date of issuance of the share or shares to him pursuant to the exercise of such option, he shall, within ten (10) days of such disposition date, notify the Company of the sales price or other value ascribed to or used to measure the disposition of the share or shares thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

     (f) LIMITATION ON GRANTS TO CERTAIN STOCKHOLDERS. An Incentive Stock Option may be granted only to an Employee Participant, and only if such Participant, at the time the option is granted, does not own, after application of the attribution rules of Code Section 424, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company or of its Parent or Subsidiaries. The preceding restrictions shall not apply to an Employee Participant if at the time the option is granted the option price is at least one hundred ten percent (110%) of the fair market value (as defined in Section 8(a) above) of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

     (g) RESTRICTION ON ISSUING SHARES. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     (h) CONSISTENCY WITH CODE. Notwithstanding any other provision in this Plan to the contrary, the provisions of all Award Agreements relating to Incentive Stock Options pursuant to the Plan shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.

     9.   EXERCISE OF OPTION.

     (a) Any option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Award Agreement, (ii) full payment of the aggregate option exercise price of the shares as to which the option is exercised has been made and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Participant's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.


                                      23.

     (b) Unless otherwise provided in the Award Agreement and as permitted by applicable law, upon Retirement or other termination of the Participant's Continuous Status as a Participant, other than (a) a termination that is either
(i) for Cause, or (ii) voluntary on the part of a Participant and without the written consent of the Company, a Parent, or any Subsidiary, or (b) a termination by reason of death, the Participant may (unless otherwise provided in his Award Agreement) exercise his option at any time within three (3) months after such termination of the Participant's Continuous Status as a Participant (or within one (1) year after termination of the Participant's Continuous Status as a Participant due to permanent and total disability within the meaning of Code Section 22(e)(3)), or within such other time as the Committee shall authorize, but in no event may the Participant exercise his Option after ten
(10) years from the Date of Grant thereof (or such lesser period as may be specified in the Award Agreement), and only to the extent of the number of shares for which his options were exercisable by him at the date of the termination of the Participant's Continuous Status as a Participant. In the event of the termination of the Continuous Status as a Participant of a Participant to whom an option has been granted under the Plan that is either (i) for Cause or (ii) voluntary on the part of the Participant and without written consent, any option held by him under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of the Participant's Continuous Status as a Participant. Options granted under the Plan shall not be affected by any change of employment so long as the Employee holder continues to be an Employee of the Company, a Subsidiary or a Parent. The Award Agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence.

     (c) Unless otherwise provided in the Award Agreement and as permitted by applicable law, in the event a Participant to whom an option has been granted under the Plan dies during, or within three (3) months after the Retirement or other termination of, the Participant's Continuous Status as a Participant, such option (unless it shall have been previously terminated pursuant to the provisions of the Plan or unless otherwise provided in his Award Agreement) may be exercised (to the extent of the entire number of shares covered by the option whether or not purchasable by the Participant at the date of his death) by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee shall have transferred such option by will or by the laws of descent and distribution, at any time within a period of one (1) year after his death, but not after the exercise termination date set forth in the relevant Award Agreement.

     (d) If as of the date of termination of the Participant's Continuous Status a Participant (other than as a result of the Participant's death) the Participant is not entitled to exercise his or her entire options, the shares of Common Stock covered by the unexercisable portion of the option shall revert to the Plan. If the Participant (or his or her designee or estate as provided in Section 9(c) above) does not exercise his or her options within the time specified in the Plan and the Award Agreement, the unexercised options shall terminate and the shares of Common Stock covered by such options shall revert to the Plan.

     10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

     (a) GENERAL. The Committee, in its sole discretion, may make Awards of Restricted Stock to selected Participants, which Awards shall be evidenced by an Award Agreement that contains such terms and conditions, including vesting, as the Committee may determine. As a condition to any Award of Restricted Stock hereunder, the Committee may require a Participant to pay to the Company the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law. Any Award of Restricted Stock for which such requirement is established shall automatically expire if not purchased in accordance with the Committee's requirements within sixty (60) days after the Date of Grant.

          Subject to the terms and conditions of the respective Award Agreement, the Participant, as the owner of the Common Stock issued as Restricted Stock and any Retained Distributions with respect thereto, shall have the rights of a stockholder, including, but not limited to, voting rights as to such Common Stock and the right to receive cash dividends or distributions thereon when, as and if paid.

          Within the limits set forth in the Plan, an Award of Restricted Stock may be subject to such vesting requirements as may be fixed by the Committee. Vesting may be accelerated by a Change of Control. Vesting may also be accelerated upon death, permanent disability or Retirement.


                                      24.

          Unless otherwise provided in the Award Agreement, in the event that an Award of Restricted Stock is made to a Participant whose employment or service is subsequently terminated by reason of death, permanent disability or Retirement or for such other reason as the Committee may provide, such Participant (or his estate or beneficiary) will be entitled to receive such additional portion of his Restricted Stock and any Retained Distributions with respect thereto that the Participant would have received had the Participant continued services or remained in the employment of the Company, Parent, or Subsidiary, as applicable, through the date on which the next portion of the shares of non-vested Restricted Stock subject to the Award of Restricted Shares would have vested.

          Unless otherwise provided in the Award Agreement, in the event an award of Restricted Stock is made to a Participant whose Continuous Status as a Participant is subsequently terminated by the Participant for Good Reason or by the Company, Parent or Subsidiary as applicable, other than for Cause, then in any such event, the Participant will be entitled to receive such additional portion of his or her shares of Restricted Stock and any Retained Distributions with respect thereto that the Participant would have received had the Participant remained in Continuous Status as a Participant through the date on which the next portion of the shares of unvested Restricted Stock subject to the Award of Restricted Stock would have vested.

          Unless otherwise provided in the Award Agreement, in the event that an Award of Restricted Stock is made to a Participant whose Continuous Status as a Participant is terminated by voluntary resignation or for Cause, then all such Restricted Stock and any Retained Distributions with respect thereto as to which the Restricted Period still applies shall be forfeited by such Participant and shall again become available for grant under the Plan.

     (b) TRANSFERABILITY. Restricted Stock and any Retained Distributions with respect thereto may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Restricted Period, which shall be determined by the Committee and shall not be more than two years from the date such Restricted Stock was awarded. The Committee may, at any time, reduce the Restricted Period with respect to any outstanding shares of Restricted Stock and any Retained Distributions with respect thereto awarded under the Plan.

          Shares of Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Participant to whom such Restricted Stock shall have been granted and shall bear a restrictive legend to the effect that ownership of such Restricted Stock (and any related Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the applicable Award Agreement. Each certificate shall be deposited by the Participant with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the respective Award Agreement. The certificate or certificates issued for the Restricted Stock may bear such legend or legends as the Committee may, from time to time, deem appropriate to reflect the restrictions under the Plan for such Restricted Stock.

     (c) STOCK CERTIFICATES; ADDITIONAL RESTRICTIONS. Shares of Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Each Participant will have the right to vote the Restricted Stock held by such Participant, to receive and retain all cash dividends and distributions thereon and exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exception that:

          (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restricted Period applicable to such shares or portion thereof shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled;

          (ii) other than cash dividends and distributions and rights to purchase stock which might be distributed to stockholders of the Company, the Company will retain custody of all Retained Distributions made, paid, declared or otherwise received by the holder thereof with respect to Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock with respect to which they were made, paid or declared) until such time, if ever, as the Restricted Period applicable


                                      25.

to the shares with respect to which such Retained Distributions shall have been made, paid, declared or received shall have expired, and such Retained Distributions shall not bear interest or be segregated in separate accounts; and

          (iii) upon the breach of any restrictions, terms or conditions provided in the Plan or the respective Award Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions, such Restricted Stock and any related Retained Distributions shall thereupon be automatically forfeited.

     (d) MERGERS AND OTHER CORPORATE CHANGES. Unless otherwise provided in the Award Agreement, upon the occurrence of a Change of Control, all restrictions imposed on the Participant's Restricted Stock and any Retained Distributions shall automatically terminate and lapse and the Restricted Period shall automatically terminate; provided, however, that if the Change of Control occurs within six months of the Date of Grant the restrictions and Restricted Period shall terminate on the six month anniversary of the Date of Grant.

     11. ADJUSTMENTS. The Committee, in its discretion, may make such adjustments in the option price, the number or kind of shares and other appropriate provisions covered by outstanding Awards that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company. The Committee, in its discretion, may also make such adjustments in the aggregate number and class of shares that may be the subject of Awards which are appropriate to reflect any transaction or event described in the preceding sentence.

     12. AMENDMENT, SUSPENSION, AND TERMINATION OF THE PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Awards granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that without approval by the stockholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which stockholder approval is required in order to comply with
(i) Rule 16b-3, as amended, promulgated under the Exchange Act, (ii) the Code or regulatory provisions dealing with Incentive Stock Options, (iii) any rules for listed companies promulgated by any national stock exchange on which the Company's Common Stock is traded or (iv) any other applicable rule or law. Unless sooner terminated hereunder, the Plan shall terminate ten (10) years after the Effective Date. No amendment, suspension, or termination of the Plan shall, without a Participant's consent, impair or negate any of the rights or obligations under any Award theretofore granted to such Participant under the Plan.

     13. TAX WITHHOLDING. The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Common Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld shall be based on the fair market value, as determined pursuant to Section 8(a) hereof, of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date"). Any such election is subject to the following restrictions: (i) the election must be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election must be subject to the disapproval of the Committee. To the extent required to comply with rules promulgated under Section 16 of the Exchange Act, elections by Participants who are subject to Section 16 of the Exchange Act are subject to the following additional restrictions: (i) no election shall be effective for a Tax Date which occurs within six (6) months of the grant of the Award; and (ii) the election must be made either (a) six (6) months or more prior to the Tax Date or (b) during the period beginning on the third business day following the date of release for publication for the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

     14. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the date (the "Effective Date") of the last to occur of (i) the adoption of the Plan by the Board and (ii) the approval, within twelve (12) months of such adoption, by a majority (or such other proportion as may be required by state law) of the outstanding


                                      26.

voting shares of the Company, voted either in person or by proxy, at a duly held stockholders meeting or by written stockholder consent but in any event not before the effectiveness of the Company's Form 10 Registration Statement filed under the Exchange Act.

     15. SPECIAL PROVISIONS REGARDING CHANGE OF CONTROL. The Board or the Committee may, from time to time, make special provisions for one or more Participants respecting a possible Change of Control of the Company, a Subsidiary, or Parent, and, to the extent that any such special provisions made with the consent of the affected Employee or Consultant may have the effect of accelerating vesting of stock options granted under the Plan or removal of restrictions on Restricted Stock allotted under the Plan or the effect of preventing a termination or dilution of benefits, such special provisions shall be controlling over and shall be deemed to be an amendment of any inconsistent terms of the applicable Award Agreement.

     16.  MISCELLANEOUS PROVISIONS.

     (a) If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the Plan to continue to hold Common Stock thereby acquired. No such loans to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purposes of the Code.

     (b) This Plan is intended and has been drafted to comply in all respects with Rule 16b-3, as amended, under the Exchange Act ("Rule 16b-3"). If any provision of this Plan does not comply with Rule 16b-3, this Plan shall be automatically amended to comply with Rule 16b-3.

     (c) No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continue in service as an Employee or Consultant of or for the Company, a Parent, or any Subsidiary for any period of specific duration. Nothing in this Plan shall interfere with or limit in any way the right of the Company, a Parent, any Subsidiary to terminate any Participant's service as an Employee or Consultant at any time, with or without cause, nor confer upon any Participant any right to continue service as an Employee or Consultant for the Company, a Parent, or any Subsidiary.

     (d) To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the laws of the State of Nevada or the property laws of any particular state.

     (e) In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other Participants.

     (f) None of a Participant's rights or interests under the Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except pursuant to a qualified domestic relations order or, in the event of a Participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such individual.

     (g) No Restricted Stock or any Retained Distributions shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, or other securities laws.


                                      27.

     (h)  The expenses of the Plan shall be borne by the Company.

     (i) By accepting any Award under the Plan, each Participant or beneficiary claiming under or through him shall be conclusively deemed to have indicated his acceptance ratification of, and consent to, any action taken under the Plan by the Company, the Committee or the Board.

     (j) Awards granted under the Plan shall be binding upon the Company, its successors and assigns.

     (k) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Awards hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act, or any other applicable statute, rule or regulation.

     (1) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.


                                      28.

                                     ANNEX B

                           PAYMENT DATA SYSTEMS, INC.
                              AMENDED AND RESTATED
                         1999 NON-EMPLOYEE DIRECTOR PLAN


       1. PURPOSE. The purpose of this Plan is to advance the interests of Payment Data Systems, Inc., formerly billserv.com, Inc., and Billserv, Inc., a Nevada corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent directors, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

       2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

       (a)    "Board" shall mean the Board of Directors of Payment Data Systems,
Inc.

       (b) "Committee" shall mean the committee, if any, appointed by the Board pursuant to Section 12 hereof.

       (c) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 or Section 5 hereof.

       (d) "Director" shall mean a member of the Board or a member of the board of directors of a Parent on the date of adoption of the Plan.

       (e) "Eligible Person(s)" shall mean those persons who are Directors of the Company or a Parent and who are not employees of the Company or a Subsidiary.

       (f) "Fair Market Value" of a Share on any date of reference shall be the closing price on the business day immediately preceding such date. For this purpose, the closing price of the Shares on any business day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sales price of Shares on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Shares are included in the Nasdaq National Market or are reported on a consolidated transaction reporting system, the closing price of the Shares on such system, (iii) if Shares are otherwise quoted on the Nasdaq system, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system, and (iv) if none of clause (i), (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five
(5) of the ten (10) preceding days.

       (g) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

       (h) "Nonqualified Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

       (i) "Option" shall mean any option granted under Section 4 or 5 of this Plan.

       (j) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person under this Plan by reason of the death of such person.

       (k) "Parent" shall mean a parent corporation of the Company as defined in Section 424(c) of the Code, if any.

       (l)    "Payment Date" shall have the meaning set forth in Section 2(a).


                                      29.

       (m) "Plan" shall mean this 1999 Non-Employee Director Plan of Payment Data Systems, Inc.

       (n) "Prior Plan" shall mean any plan which may have been in place prior to the execution of this plan.

       (o) "Share(s)" shall mean a share or shares of the common stock, ($0.001 per value, of the Company.

       (p) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

       3. SHARES AND OPTIONS. The maximum number of Shares to be issued pursuant to Options under this Plan shall be Eight Hundred Thousand (800,000) Shares. Shares issued pursuant to Options granted under this Plan may be issued from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. Any Option granted hereunder shall be a Nonqualified Stock Option.

       4. AUTOMATIC GRANT OF OPTIONS. (a) Options shall automatically be granted to Directors as provided in this Section 4. Each Option shall be evidenced by an option agreement (an "Option Agreement") and shall contain such terms as are not inconsistent with this Plan or any applicable law. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

       (b) The Options automatically granted to Directors under this Plan shall be in addition to regular director's fees and other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

       (c) No Options shall otherwise be granted hereunder, and neither the Board nor the Committee, if any, shall have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

       5. OPTION PRICE. (a) The Option price per Share of any Option granted pursuant to this Plan shall be one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

       6. EXERCISE OF OPTIONS. Options may be exercised at any time after the date on which the Options, or any portion thereof, are vested until the Option expires pursuant to Section 7; provided, however, that no Option shall be exercisable prior to six (6) months from the Date of Grant. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option Agreement, (ii) full payment of the aggregate Option price of the Shares as to which the Option is exercised has been made and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements. Pursuant to procedures approved by the Committee, tax withholding requirements, at the option of an Optionee, may be met by withholding Shares otherwise deliverable to the Optionee upon the exercise of an Option. Unless further limited by the Committee in any Option Agreement, the Option price of any Shares purchased shall be paid solely in cash by certified or cashier's check, by money order, with Shares (but with Shares only if permitted by the Option Agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Shares are received by the Company.

       7. TERMINATION OF OPTION PERIOD. The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:


                                      30.

       (a) one (1) year after the date that an Optionee ceases to be a Director (including for this purpose a Director of a Parent) by reason of death of the Optionee, or;

       (b)    the tenth (10th) anniversary of the Date of Grant of the Option.

       8. ADJUSTMENT OF SHARES. (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

       (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under this Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

       (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

              In addition, the Committee shall make such adjustments in the Option price and the number of shares covered by outstanding Options that are required to prevent dilution or enlargement of the rights of the holders of such Options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, spin-off or any other change in capital structure of the Company.

       (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

       (c) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

       9. TRANSFERABILITY OF OPTIONS. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and that, so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise the related Option.

       10. ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan, any Option Agreement or any law or regulation, including, but not limited to, the following:

       (i) A representation, warranty or agreement by the Optionee to the Company, at the time any Option is exercised, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such S